UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 25, 2025
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 25, 2025, Ring Energy, Inc. (the “Company”), as buyer, and Lime Rock Resources IV-A, L.P. (“LRRA”), and Lime Rock Resources IV-C, L.P. (“LRRC” and with LRRA, “Lime Rock”), as seller, entered into a Purchase and Sale Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company will acquire (the “Lime Rock Acquisition”) interests in oil and gas leases and related property of Lime Rock located in Andrews County, Texas, for a purchase price (the “Purchase Price”) of $90 million in cash with $80 million due at closing and $10 million due on the nine month anniversary of the closing (the “Cash Consideration”) and 7,388,799 shares (the “Stock Consideration”) of common stock, par value $0.001 per share of the Company. The Purchase Price is subject to customary purchase price adjustments with an effective date of October 1, 2024. In connection with the Purchase Agreement, the Company deposited $5.0 million in cash into a third-party escrow account as a deposit pursuant to the Purchase Agreement, which will be credited against the Purchase Price upon closing of the Lime Rock Acquisition and used to backstop Lime Rock’s indemnity obligations under the Purchase Agreement.
The Purchase Agreement contains customary representations and warranties for transactions of this nature. The Purchase Agreement also contains customary pre-closing covenants of the parties, including the obligation of Lime Rock to conduct its business as a reasonably prudent operator and consistent with past practice and to refrain from taking certain specified actions, subject to certain exceptions.
The Lime Rock Acquisition is expected to close by the end of the first quarter of 2025, subject to the satisfaction of customary closing conditions, including (i) specified materiality standards, the accuracy of the applicable counterparty’s representations and warranties in the Purchase Agreement, (ii) the applicable counterparty’s performance or compliance in all material respects with the covenants contained in the Purchase Agreement, (iii) the absence of certain legal matters prohibiting the Lime Rock Acquisition, (iv) the Stock Consideration being authorized for listing on the NYSE American LLC, and (v) each counterparty being ready to deliver specified closing deliverables. The Purchase Agreement provides for termination rights, including the right of either party to terminate the Purchase Agreement if the Lime Rock Acquisition is not consummated on or before April 30, 2025.
In connection with the closing of the Purchase Agreement, the Company will also enter into a customary registration rights agreement with Lime Rock containing provisions by which the Company will, among other things, file a registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”) providing for the registration of the Stock Consideration.
The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the foregoing summary description of the Purchase Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference. The Purchase Agreement is filed herewith to provide readers with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made as of the date of such agreement only and are in certain instances qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, readers should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual statements of fact about the parties.
Item 3.02 Unregistered Sales of Equity Securities.
The description of the Purchase Agreement, the Lime Rock Acquisition and the Stock Consideration, in Item 1.01 above are incorporated in this Item 3.02 by reference.
The Company intends to issue the Stock Consideration in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and/or other applicable exemptions thereunder, as promulgated by the SEC under the Securities Act. The Company relied upon representations, warranties, certifications and agreements of Lime Rock in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act or Regulation D under the Securities Act.
Item 7.01 Regulation FD Disclosure.
On February 26, 2025, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
On February 26, 2025, the Company posted supplemental information in an investor presentation (the “Presentation Materials”) regarding the pending Lime Rock Acquisition contemplated by the Purchase Agreement. A copy of the Presentation Materials is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects. The forward-looking statements include statements about the expected benefits to the Company and its shareholders from the proposed Lime Rock Acquisition; the anticipated completion of the Lime Rock Acquisition or the timing thereof; the Company’s future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and subject to numerous assumptions and analyses made by the Company and its management considering their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to complete the Lime Rock Acquisition on anticipated terms and timetable; the Company’s ability to successfully integrate the oil and natural gas properties to be acquired in the Lime Rock Acquisition and achieve the anticipated benefits from them; the possibility that various closing conditions for the Lime Rock Acquisition may not be satisfied or waived; risks relating to unforeseen liabilities of the Company or the assets acquired in the Lime Rock Acquisition; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to the level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; the Company’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and the Company’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the SEC, including its Form 10-K for the fiscal year ended December 31, 2023, and its other SEC filings. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*	Purchase and Sale Agreement dated as of February 25, 2025, by and among Ring Energy, Inc., Lime Rock Resources, IV-A, L.P., and Lime Rock Resources, IV-C, L.P.
99.1	Press Release dated February 26, 2025.
99.2	Presentation Materials dated February 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	February 28, 2025	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer